Martin Midstream Partners L.P. (MMLP) 2007 MLP Conference March 7, 2007

Forward-Looking Statements Statements included that are not historical facts (including any statements concerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto), are forward-looking statements. These statements can be identified by the use of forward-looking terminology including "forecast," "may," "believe," "will," "expect," "anticipate," "estimate," "continue" or other similar words. These statements discuss future expectations, contain projections of results of operations or of financial condition or state other "forward-looking" information. We and our representatives may from time to time make other oral or written statements that are also forward-looking statements. These forward-looking statements are made based upon management's current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. We caution that forward- looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results could differ materially from those expressed or implied by these forward-looking statements for a number of important reasons. Martin Midstream expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Management Representatives Ruben Martin President & Chief Executive Officer Bob Bondurant Chief Financial Officer Scott Martin Executive Vice President

Investment Highlights Distribution Growth Visibility Attractive & Improving Yield Experienced Management Team Aligned w/ Unitholders Organic growth projects coming online in 1Q and 2Q 2007 Currently trading at a 6.8% yield ($2.48/unit) MLP Universe at 6.1% yield $4.53/unit discount Management owns: Diversified Operating Mix 39% limited partner interest 100% of 2% general partner interest Increased leverage to growing markets Potential project drop-downs from GP

Diversified Operating Mix... Sulfur Fertilizer Marine Transportation Terminalling and Storage Natural Gas Services Percentages in segments based on estimated contribution to 2007 Adjusted EBITDA (as defined on page 23), excluding unallocated SG&A 30% 25% 25% 15% 5%

Diversified Operating Mix... Terminalling & Storage 17 marine terminals and 4 inland terminals in the Gulf Coast region Storage and handling of petroleum products and by-products Natural Gas Services Natural gas gathering pipelines and 150 MMcfd gas processing plant in East Texas NGL distribution Marine Transportation 37 inland marine tank barges, 16 inland pushboats and 4 offshore tug barge units Transport of petroleum products and by-products throughout the Gulf Coast region Sulfur 2 prilling facilities in Beaumont, TX and Stockton, CA Gathering, processing and distribution of sulfur produced by refineries in the Gulf Coast Fertilizer 6 fertilizer production plants and 1 emulsified sulfur blending plant Manufacturing and distribution of primarily sulfur-based fertilizers

....With A Common Thread Through our various operating segments, we provide handling, transportation and storage services for most of the major oil refiners throughout the Gulf Coast region

Gulf Coast Focus Corpus Christi

Diversity with Leverage to Growth 2006 2002 MMLP has developed into a diversified MLP with increasing emphasis on business lines with greater leverage to growth Acquisition of Tesoro assets in 2003 significantly increased our presence in Gulf Coast terminalling Acquisition of Prism in 2005 marked our successful entry into the growing East Texas market for natural gas gathering and processing Assets by Segment (1) (1) Sulfur was a newly formed segment in 2005. The Natural Gas Services segment was formerly named LPG Distribution.

Alignment of Interests General Partner Public 19.6% LP (Common) 19.0% LP (Subordinated) 59.4% LP (Common) Management owns a 38.6% LP interest and a 2.0% GP interest GP has purchased $30 million of common units in the last 18 months Subordination until 2009(1) Martin Resource Management Corporation 100% 2.0% GP + IDRs (1) 850,672 subordinated units convert annually to common units through 2009.

Our General Partner Martin Resource Management Corporation ("MRMC") is a leading provider of transportation, terminalling, marketing and logistics management services for the energy and petrochemical industries MRMC was founded in 1951 by R.S. Martin, Jr. and currently employs over 1,500 people primarily in the Gulf Coast region 2006 Revenue of $1.2 billion(1) Subsidiaries of MRMC include: Arcadia Gas Storage LLC - 15.5 Bcf salt dome natural gas storage development Midstream Fuel Service LLC - provider of fuels, lubricants and logistical support Martin Product Sales LLC - fuel oil, asphalt and sulfuric acid distribution Martin Transport, Inc. - truck transportation MRMC owned by the Martin family and its employees (1) Unaudited.

Our General Partner Our general partner owns Arcadia Gas Storage LLC Arcadia Gas Storage LLC was formed in 2006 to develop a salt dome natural gas storage facility in Arcadia, Louisiana Total development expected to be 15.5 Bcf of working gas Successful open season concluded in January 2007 Gas production from East Texas and the Barnett Shale driving new takeaway capacity Development in three phases: Phase I: 1.5 Bcf in-service by 3Q 2007 Phase II: 7.0 Bcf in-service by 4Q 2009 Phase III: 7.0 Bcf in-service by 4Q 2011 Northwest Louisiana

1. MLP Universe yield taken from Alerian MLP Index as of February 28, 2007. 2. Propane includes APU, FGP, NRGY and SPH. 3. Shipping includes KSP, TGP, TOO, USS. 4. Large Cap includes BWP, BPL, EEP, ETP, EPD, KMP, MMP, OKS, PAA, TPP, VLI. 5. Coal includes ARLP, NRP, NSP, PVR. 6. Mid Cap includes APL, CLMT, CPNO, XTEX, DPM, DEP, EROC, GEL, GLP, HLND, HEP, MWE, RGNC, SXL, NGLS, TCLP, TLP, UCLP, WPZ MLP Universe(1) 6.07% MMLP is currently trading at a 76 basis point discount to the MLP Universe Attractive Yield...

One year ago, MMLP was trading at a 132 bp discount to the MLP Universe (1) (1) As of February 28, 2007. MLP Universe data is taken from the Alerian MLP Index. Spread Over MLP Universe (bps) 3Q 2006 Earnings Disappointment 156 bps 2006 MLP Conference 132 bps Current 76 bps MMLP is currently trading at a 76 bp discount to the MLP Universe (1) ....Improving Yield 2007 MMLP Goal: Eliminate discount to MLP Universe

Prism Expansion MMLP is currently expanding Waskom plant from 150 MMcfd to 250 MMcfd Phase I Expansion: +30 MMcfd of processing capacity (to come online in March 2007) +3,000 Bpd of fractionation capacity (completed in January 2007) Phase II Expansion: +70 MMcfd of processing capacity (to come online in June 2007) Total investment estimated at $17-$20 million at an Adjusted EBITDA multiple of 5-6x (1) (1) See page 23 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate.

Waskom Performance Acquisition of Prism in November 2005 In 2004, Prism processed approximately 129 MMcfd at Waskom 2007 Waskom plant inlet volumes estimated at 252 MMcfd 2004 2005 2006 2007E 129 MMcfd 160 MMcfd 183 MMcfd 252 MMcfd Plant Inlet Volumes (MMcfd) 25% CAGR

Sulfuric Acid Plant MMLP is currently constructing a sulfuric acid plant at our Plainview, Texas facility Plant will secure sulfuric acid supply and lower fertilizer feedstock costs Investment estimated at $25 million and a 4-6x Adjusted EBITDA multiple(1) Plant scheduled to come online in late April 2007 (1) See page 23 for definition of Adjusted EBITDA. Adjusted EBITDA multiple is an estimate.

Adjusted EBITDA increased by 52.6% from 2005 to 2006 Adjusted EBITDA Year-over-Year Adjusted EBITDA Growth (1) See page 22 for Adjusted EBITDA reconciliation to net income. Improving Adjusted EBITDA Growth Figures in thousands

Improving Distribution Growth Actual distributions per LP Unit increased by 11.4% from 2005 to 2006 Q1 2007 distribution increased by 1.6% Waskom Expansion & Acid Plant expected to be fully integrated by June Actual Distributions Year-over-Year Distribution Growth

Strong Balance Sheet Recent equity offering has reduced leverage Current Debt / Total Capitalization = 47% Target Debt / Total Capitalization = 50%

Substantial Liquidity $24 million available at target debt level $155 million in overall liquidity Target Debt / Total Capitalization = 50%

EBITDA Reconciliation Figures in thousands

MMLP calculates EBITDA as follows: net income (as reported in its Consolidated Statements of Operations) plus interest expense (as reported in its Consolidated Statements of Operations), plus debt prepayment premiums (as reported in its Consolidated Statements of Operations), less equity in earnings of unconsolidated entities (as reported in its Consolidated Statements of Operations), plus depreciation and amortization expense (as reported in its Consolidated Statements of Operations). EBITDA & Adjusted EBITDA Calculations MMLP currently owns 50% partnership interests in Waskom Gas Processing Company ("Waskom"), Matagorda Offshore Gathering System ("Matagorda"), and Panther Interstate Pipeline Energy LLC ("PIPE"). MMLP also owns a 20% interest in a partnership that owns lease rights to the Bosque County Pipeline ("BCP"). All of these interests are accounted for by the equity method of accounting. As such, MMLP does not include any portion of the net income from these interests in its operating income as reported in its Consolidated Statements of Operations. However, because MMLP receives distributions in-kind and cash distributions from its ownership interests in these partnerships, MMLP includes these distributions in its calculation of "Adjusted EBITDA". MMLP calculates Adjusted EBITDA as follows: EBITDA (as defined above), plus distribution in-kind from equity investments (as reported in its Consolidated Statements of Cash Flows), plus distributions from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), plus return of investments from unconsolidated entities (as reported in its Consolidated Statements of Cash Flows), less non-cash mark-to-market on derivatives (as reported in its Consolidated Statements of Cash Flows), less gain on disposition or sale of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows), less gain on involuntary conversion of property, plant and equipment (as reported in its Consolidated Statements of Cash Flows).

Martin Midstream Partners L.P. (MMLP) 2007 MLP Conference March 7, 2007